Exhibit 10.30

THIRD AMENDMENT TO GROUND LEASE

This Third Amendment to Ground Lease (the “Amendment”) is made and entered into as of January 1, 2014 (the “Effective Date”), by and between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California (“Lessor”), and 3401 HILLVIEW LLC, a Delaware limited liability company (“Lessee”).

RECITALS

A.Lessor and Lessee are the parties to that certain Ground Lease dated as of February 2, 2006 between Lessor and Lessee, as amended by that certain First Amendment to Ground Lease dated as of October 1, 2007 and that certain Second Amendment to Ground Lease dated as of June 13, 2011 (as amended, the “Lease”). Capitalized terms used herein and not defined shall have the meanings given to them in the Lease.

B.	Lessor and Lessee desire to modify the Lease as set forth in this Amendment.

NOW, THEREFORE, the parties hereby mutually promise, covenant and agree as follows:

1.Additional Parcel. As of and following the Effective Date, the parcel of land commonly known as 3421 Hillview Avenue, Palo Alto and more particularly described in Exhibit A attached hereto shall be added to the description of the real property leased to Lessee pursuant to the Lease and shall thereafter be subject to the terms and provisions of the Lease.

2.Effect of Amendment. As specifically amended by this Amendment, the Lease shall remain in full force and effect.

3.Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

* * * * *

A/75867060.2

IN WITNESS WHEREOF, the parties hereto have executed this instrument by proper persons thereunto duly authorized the day and year first herein written at Santa Clara County, California.

LESSOR:	THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY,
a body having corporate powers under the laws of the State of California

By:	/s/ Jean Snider
Its:	Managing Director, RE

LESSEE:
3401 HILLVIEW LLC,
a Delaware limited liability company

By:	VMware, Inc.,
a Delaware corporation, its member

By:	/s/ Iris Gai
Its:	Vice President Real Estate & Workplace

Exhibit 10.30

EXHIBIT A
ADDITIONAL PARCEL
Real property situate in the City of Palo Alto, County of Santa Clara, State of California, described as follows:
Being a portion of Parcel A, as shown on that certain Parcel Map, filed April 27, 1979 in Book 440 of Maps at Page 37, Records of Santa Clara County, described as follows:
Being also a portion of that 36,008 acre ± parcel of land, as described in that certain Memorandum of Lease Amendment, between The Board of Trustees of the Leland Stanford Junior University and Roche Palo Alto, LLC, recorded April 15, 2003, under Document No. 16965756, Official Records of Santa Clara County, more particularly described as follows:
Beginning at the most southerly corner of said 36,008 acre parcel (Doc. 16965756), said corner being also a point on the southwesterly line of said Parcel A (440 M 37);
Thence along said southwesterly line of said Parcel A, North 15°27’55” West, 856.93 feet;
Thence leaving said southwesterly line, the following four (4) courses:

1)	North 85°20’05” East, 255.73 feet to the beginning of a non-tangent curve, concave to the southwest, having a radius of 370.00 feet, from which a radial line bears South 50°25’21” West;

2)	Southeasterly, along said curve, through a central angel of 34°26’52” and an arc length of 222.45 feet;

3)	South 05°07’47” East, 284.07 feet;

4)	North 84°43’19” East, 291.54 feet to a point on the easterly line of said 36.008 acre parcel (Doc. 16965756);
Thence along said easterly line and along the general easterly and southerly lines of said 36.008 acre parcel, following twelve (12) courses:

1)	South 09°38’42” West, 26.65 feet;

2)	South 80°21’18” East, 60.31 feet;

3)	South 05°16’41” East, 233.88 feet;

4)	South 84°43’19” West, 65.79 feet;

5)	North 05°16’41” West, 10.15 feet;

6)	South 84°43’19” West, 89.73 feet;

7)	South 05°16’41” East, 32.52 feet;

A/75867060.2

8)	North 84°42’19” East, 18.38 feet;

9)	South 05°16’41” East, 51.46 feet;

10)	South 85° 00’12” West, 28.74 feet to the beginning of a non-tangent curve, concave to the south, having a radius of 20.00 feet, from which a radial line bears South 36°41’24” West;

11)	Northwesterly, westerly and southwesterly, along said curve, through a central angle of 83°22’23” and an arc length of 29.10 feet;

12)	South 85°00’12” west, 318.23 fee to the point of Beginning.
Containing an area of 7.050 acres, more or less.
As shown on Exhibit “B” attached hereto and made a part of hereof.

This description was prepared by me or under my direction.
For BKF Engineers

/s/ Davis Thresh
Davis Thresh, P.L.S. No. 6868
License expires 9-30-2004

8-11-2004
Date

K:\Sur02\026107\Legals\Building Site A-1.doc

1" = 300'
N
0 100 200 300 600
SCALE IN FEET
LICENSED LAND SURVEYOR
DAVIS THRESH
EXP. 9/30/04
No. 6868
STATE OF CALIFORNIA
HILLVIEW AVENUE
FOOTHILL EXPRESSWAY
945.97'
1802.90'
856.93'
STANFORD SITE
DOC. 16965756
BUILDING
SITE A-1
7.050 AC.±
SEE DETAIL ON
SHEET 2 OF 2
POINT OF
BEGINNING

PALO ALTO, SANTA CLARA COUNTY, CALIFORNIA
K:\SUR02\026107.10\DWG\PLATS\BLDG.A-1 SHEET 1.dwg

EXHIBIT "B"
PLAT TO ACCOMPANY LEGAL DESCRIPTION

BKF
ENGINEERS / SURVEYORS / PLANNERS
981 RIDDER PARK DRIVE
SUITE 100
SAN JOSE, CA 95131
408-467-9100
408-467-9199 (FAX)

Subject PLAT OF BUILDING SITE A-1 (STANFORD) EXHIBIT "B"
Job No. 20026107-10
By JVK Date 08-11-04 Chkd.
SHEET 1 OF 2

0 100 200 400
SCALE IN FEET
1" = 200'
N
STANFORD SITE
DOC. 16965756
HILLVIEW AVENUE
N85°20'05"E
255.73'
S50°25'21"W
(R)
R=370.00'
Δ=34°26'52"
L=222.45'
N15°27'55"W
856.93'
284.07'
S05°07'47"E
N84°43'19"E
291.54'
BUILDING
SITE A-1
7.050 AC.±
S09°38'42"W
26.65'
S80°21'18"E
60.31'
N05°16'41"W
10.15'
233.88'
S05°16'41"E
POINT OF
BEGINNING
318.23'
S85°00'12"W
S05°16'41"E
2.52'
S84°43'19"W
89.73'
R=20.00'
Δ=83°22'23"
L=29.10'
S36°41'24"W
(R)
28.74'
S85°00'12"W
51.46'
S05°16'41"E
65.79'
S84°43'19"W
18.38'
N84°43'19"E
PARC
LICENSED LAND SURVEYOR
DAVIS THRESH
EXP. 9/30/04
No. 6868
STATE OF CALIFORNIA

PALO ALTO, SANTA CLARA COUNTY, CALIFORNIA
K:\SUR02\026107.10\DWG\PLATS\BLDG.A-1 SHEET 2.dwg

EXHIBIT "B"
PLAT TO ACCOMPANY LEGAL DESCRIPTION

08-12-04
kor

PLOT TIME:
PLOTTED BY:

BkF
ENGINEERS / SURVEYORS / PLANNERS

981 RIDDER PARK DRIVE
SUITE 100
SAN JOSE, CA 95131
408-467-9100
408-467-9199 (FAX)

Subject PLAT OF BUILDING SITE A-1
(STANFORD) EXHIBIT "B"
Job No. 20026107-10
By JVK Date 08-11-04 Chkd.
SHEET 2 OF 2